                                                                    Exhibit 10.1

                              WORLDWIDE DATA, INC.
                              CONVERTIBLE DEBENTURE

$ 50,000                                                           Sept 30, 1999
--------------                                                     -------------
  (amount)                                                            (date)

FOR VALUE RECEIVED, the undersigned, Worldwide Data, Inc., a Delaware corporation (Company), hereby promises to pay to the order of Generation Capital Associates, or its lawful assigns (Purchaser), in lawful money of the United States of America, and in immediately available funds, the principal sum of $50,000. The principal hereof and any unpaid accrued interest thereon shall be due and payable on or before 5:00 p.m., Eastern Standard Time, on September 30, 2000 (unless the payment date is accelerated as provided in Section 4 hereof, extended as provided in Section 2 hereof, or unless this Debenture is converted as set forth in Section 1 hereof). Payment of all amounts due hereunder shall be made at the address of the Purchaser provided for in Section 5 hereof. The Company further promises to pay interest at the rate of ten percent per annum payable monthly on the outstanding principal balance hereof, such interest to be payable in arrears commencing on November 1, 1999 and on the maturity date. The interest rate shall be increased retroactively to 15% from the date of this Debenture if the Conversion Shares have not been registered by the one hundred twentieth day following the date of this Debenture and 1% for each month or part thereof that such Registration Statement has not been declared effective to a maximum rate of interest which is the lesser of (a) the maximum rate allowed by law, or (b) 25%. Interest shall be payable in cash (or Common Stock (Interest Shares) at the option of the Company, only if such Interest Shares have been registered for resale and are freely tradable. If interest is payable in Interest Shares the shares shall be valued at the Multiplier times the Average Price for the five trading days immediately preceding the interest payment date.

This Debenture is one of a series of debentures issued by the Company pursuant to a Financing Terms Agreement between the Company and Generation Capital Associates dated as of September 20, 1999 (Financing Terms Agreement). Capitalized terms herein shall have the same meaning as in the Financing Terms Agreement. THE PROVISIONS OF THE FINANCING TERMS AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

In connection with any conversion of the Debenture into any Conversion Shares, the Company has placed into escrow with David A. Rapaport, Esq (the Escrow Agent) an aggregate of 400,000 shares of Common Stock (Escrow Shares) pursuant to the terms of an Escrow Agreement dated as of September 20, 1999. THE PROVISIONS OF THE ESCROW AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.


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                          WWDI99 Convertible Debenture
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1. CONVERSION. The Purchaser or any subsequent holder or holders (Holder(s) of this Debenture is entitled, at its option, at any time and in whole or in part, until maturity hereof (as extended by Holder(s)) to convert the principal amount of this Debenture or any portion of the principal amount hereof into Shares of Common Stock at the average closing bid price (Closing Bid Price) of the Company's Common Stock for the five-day trading period (the Average Price) ending on the day prior to the Effective Date times (x) 60% (Multiplier). In the event a Registration Statement covering the Conversion Shares is not effective by January the Multiplier shall be decreased from 60% to 55% and shall be further decreased 1% for each month or part thereof until the Registration Statement is effective or the Conversion Shares may be resold by Holder(s)' compliance with Rule 144; provided the Multiplier shall not be reduced to less than 35%. For purposes of this Debenture, the Closing Bid Price shall be the closing bid price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System Level III (Nasdaq), or the closing bid price in the over-the-counter market or, in the event the Common Stock is listed on a stock exchange, the closing bid price value per share shall be the closing price on the exchange, as reported in the Wall Street Journal. The shares of Common Stock issued upon conversion of the Debenture are herein referred to as Conversion Shares. Such conversion shall be effectuated by surrendering the Debenture to be converted to the Escrow Agent, with the form of Conversion Notice attached hereto as Exhibit 1, executed by the Holder(s) of this Debenture evidencing such Holder(s)' intention to convert this Debenture or a specified portion hereof (as above provided). The Effective Date shall be the date set forth on the Conversion Notice, provided such Conversion Notice is received by the Escrow Agent and the Company, via facsimile or otherwise, no later than the fifth business day after such date.

Upon recording the amount converted and amount of indebtedness remaining under the Debenture, set forth in the Conversion Notice on the grid comprising the last page of the Debenture (Principal Reduction Grid), the Escrow Agent will send a copy of the revised Principal Reduction Grid to the Company and will send a copy of the revised Principal Reduction Grid to the Holder(s). Escrow Agent shall also deliver the Conversion Shares to Holder(s)

The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holder or holders (Holder(s)) of this Debenture.

2. EXTENSION OF MATURITY DATE. The maturity date shall be automatically extended for up to eighteen (18) one-month periods, unless the Holder(s) notifies the Company in writing no less than 10 days prior to any expiration that the Debentures will not be extended.

3. PREPAYMENT. This Debenture shall not be prepaid, in whole or in part, without the prior written consent of the Holder(s).


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                          WWDI99 Convertible Debenture
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4. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

(a) The non-payment, when due, of any principal or interest pursuant to this Debenture;

(b) The material breach of any representation or warranty in this Debenture, the Financing Terms Agreement or in the Escrow Agreement. In the event the Holder(s) becomes aware of a breach of this Section 5(b), the Holder(s) shall notify the Company in writing of such breach and the Company shall have five business days after notice to cure such breach;

(c) The breach of any covenant or undertaking in this Debenture, the Financing Terms Agreement or in the Escrow Agreement, not otherwise provided for in this
Section 5;

(d) A default shall occur in the payment when due (subject to any applicable grace period),whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

(e) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

(f) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment,


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                          WWDI99 Convertible Debenture
execution, or similar process shall be issued against any substantial part of the property of the Company.

Upon the occurrence of any Default or Event of Default, the Holder(s) may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Holder(s), together with all accrued interest thereon, immediately due and payable, in which event it shall immediately be and become due and payable, provided that upon the occurrence of an Event of Default as set forth in paragraph (e) or paragraph (f) hereof, all or any portion of the unpaid principal amount due to Holder(s), together with all accrued interest thereon, shall immediately become due and payable without any such notice.

5. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if sent by first class or certified mail, overnight courier, delivered personally or sent by facsimile transmission. Notice shall be deemed to have been received on the date and time of personal delivery, delivery by overnight courier, certified mail or facsimile transmission.

Notices shall be given to the following addresses:

If to the Company:

Worldwide Data, Inc.
36 Toronto Street, Suite 250
Toronto, Ontario
Canada M5C 2C5
Fax: 416/214-6299
Tel: 416/214-6296
Attn: Bronson Conrad, Chief Executive Officer

with copy to:

Steven M. Davis, Esq.
Heller, Ehrman, White & McAuliffe
711 Fifth Avenue
New York, NY 10022-3194
Fax: 212/832-3353
Tel: 212832-8300

If to the Purchaser:

Generation Capital Associates
1085 Riverside Trace
Atlanta, GA 30328


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                          WWDI99 Convertible Debenture
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Attn: Frank E. Hart, General Partner
Fax: 404/255-2218
Tel: 404/303-8450

If to the Escrow Agent:

David A. Rapaport, Esq.
333 Sandy Springs Circle, Suite 230
Atlanta, GA 30328
Fax: 404/ 257-9125
Tel: 404/257-9150

6. LIMITATION. Notwithstanding any other provision of this Debenture (including, without limitation, all Exhibits hereto) to the contrary, no individual Holder(s) of this Debenture or any portion of this Debenture shall be required to accept (through the issuance to such person of Interest Shares or otherwise), or be permitted to exercise any of the conversion rights to receive securities of the Company, if such action would result in the Holder(s) becoming at any particular time the beneficial owner of an aggregate of more than 5% of the then outstanding Common Stock of the Company, as calculated pursuant to Section 13 of the Securities Exchange Act of 1934 (the Exchange Act) and Regulation 13D-G promulgated thereunder. The foregoing shall not prohibit the Holder(s) from receiving any remaining amounts owed under this Debenture to such Purchaser or Holder(s) from the Company, or to receive in the aggregate securities exceeding such amount, so long as Holder(s) does not have beneficial ownership of an aggregate of more than 5% of the outstanding Common Stock at any given time.

7. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of any court of the State of Georgia and of any federal court located in Georgia. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Purchaser or Holder(s) may elect, by certified mail directed to the Company at the location provided for in
Section 6 hereof, or, in the alternative, in any other form or manner permitted by law.

8. GOVERNING LAW. THIS DEBENTURE HAS BEEN PURCHASED IN THE STATE OF GEORGIA AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OR PRINCIPLES OF CONFLICTS OF LAW.


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                          WWDI99 Convertible Debenture
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9. ATTORNEYS FEES. In the event the Holder(s) hereof shall refer this Debenture to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder or enforcement of the terms of this Debenture, including reasonable attorney's fees, whether or not suit is instituted.

10. CONFORMITY WITH LAW. It is the intention of the Company and of the Holder(s) to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Debenture, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Debenture, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Debenture or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Debenture.

IN WITNESS WHEREOF, the Company has signed and sealed this Debenture as of Sept 30, 1999.

WORLDWIDE DATA, INC.


By: /s/ Bronson Conrad
    ------------------

    B. Conrad Pres
----------------------
    Name and Title


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                          WWDI99 Convertible Debenture
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                            PRINCIPAL REDUCTION GRID

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                                                 Adjusted      Conversion Shares
   Date     Principal    Principal Converted     Principal         Delivered
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                          WWDI99 Convertible Debenture
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                                    Exhibit 1

                                CONVERSION NOTICE

                  (To be executed upon Conversion of Debenture)

To: David A. Rapaport ("Escrow Agent")
    (Fax - 404\ 257-9125)

    Worldwide Data, Inc.
    (Fax - 416/214-6299)

      The Undersigned hereby irrevocably elects to exercise the right set forth
in that certain Debenture dated as of        September 30, 1999
(Debenture), to which this Notice is attached, to convert such amount of outstanding principal of the Debenture (Conversion Principal) through the Effective Date hereof into such number of shares (Conversion Shares) of Common Stock of the Company set forth below; such Conversion Principal shall be converted at the lesser of (i) the average closing bid price of the Company's Common Stock for the five-day trading period (Average Price) ending on the day prior to the Effective Date times (x) the lower of (a) 60%, or (b) such lower Multiplier (as defined in the Debenture) as computed in accordance with the Debenture.

      Accordingly, Purchaser herewith authorizes and requests the Escrow Agent to record the following amounts on the Principal Reduction Grid so as to reflect the reduction of the indebtedness outstanding under the Debenture:

                                 (SEE NEXT PAGE)


                            WWDI 99 Conversion Notice
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                                CONVERSION NOTICE

                                    (Page 2)

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
(i)    Conversion Principal to be converted hereby: $
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(ii)   Remaining, unconverted outstanding
       principal amount:                            $
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(iii)  Conversion Percentage                                         60% or lower Multiplier
--------------------------------------------------------------------------------------------
                                                                     Last trading day prior
(iv)   Average Price ending on _____________                         to Effective Date
--------------------------------------------------------------------------------------------
(v)    Conversion Price                                              {(iii) X (iv)}
--------------------------------------------------------------------------------------------
(v)    Number of Principal Conversion Shares                         {(i) divided by (v)}
       to be delivered by Escrow Agent
--------------------------------------------------------------------------------------------

      If the Conversion Principal converted pursuant to this Conversion Notice is less than 100% of the outstanding principal balance, and the Escrow Agent in turn has revised the Principal Reduction Grid as provided for herein and in the Debenture, the undersigned requests that a copy of the revised Principal Reduction Grid be sent to Holder(s) and the Company. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the meaning set forth in the Debenture.


--------------------------
  Signature of Holder


By:
--------------------------
  Name & Title of Holder

Date of Notice: _____________________

(The Effective Date of the Notice is the earlier of the date stated above, provided the Escrow Agent and the Company receives the Notice within 5 business days after such date, or the date the Escrow Agent and the Company receives the Notice.)


                            WWDI 99 Conversion Notice